                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999




LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
the highest level of current income with capital gain as a second objective

KEMPER HIGH YIELD FUND


            ". . . High yield bonds were one of the few places that
                bond investors achieved positive returns. . . ."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
21
FINANCIAL STATEMENTS
23
NOTES TO
FINANCIAL STATEMENTS
27
FINANCIAL HIGHLIGHTS
29
REPORT OF
INDEPENDENT AUDITORS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                      4.12
CLASS B                                                      3.26
CLASS C                                                      3.30
LIPPER HIGH CURRENT YIELD FUNDS CATEGORY AVERAGE*            4.84

--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 HIGH YIELD BONDS INVOLVE GREATER RISK TO PRINCIPAL THAN HIGHER QUALITY BONDS, AND THAT IS WHY THIS FUND IS DESIGNED FOR AGGRESSIVE LONG TERM INVESTING.

--------------------------------------------------------------------------------
NET ASSET VALUE
                                     AS OF     AS OF
                                    9/30/99   9/30/98
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS A                              $7.23     $7.68
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS B                              $7.22     $7.67
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS C                              $7.24     $7.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND RANKINGS
AS OF 9/30/99
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY*

                         CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR             #147 of 302 funds   #172 of 302 funds   #170 of 302 funds
--------------------------------------------------------------------------------
5-YEAR             #37 of 101 funds    #68 of 101 funds    #66 of 101 funds
--------------------------------------------------------------------------------
10-YEAR            #13 of 54 funds            N/A                 N/A
--------------------------------------------------------------------------------
15-YEAR            #3 of 27 funds             N/A                 N/A
--------------------------------------------------------------------------------
20-YEAR            #3 of 21 funds             N/A                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1999

                            CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:            $0.7710     $0.7077     $0.7109
--------------------------------------------------------------------------------
SEPTEMBER DIVIDEND:         $0.0635     $0.0585     $0.0585
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION
RATE+:                      10.54%       9.72%       9.70%
--------------------------------------------------------------------------------
SEC YIELD+:                 10.92%      10.62%      10.63%
--------------------------------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN
 ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON SEPTEMBER 30, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELD AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME FUNDS STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL 312-696-6000. The Income Funds Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER HIGH YIELD FUND IN THE HIGH YIELD BOND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO CO-LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[MCNAMARA PHOTO]

MICHAEL MCNAMARA JOINED THE ORGANIZATION IN 1972, AND IS A MANAGING DIRECTOR. HE IS ALSO CO-LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND AND DIRECTS ALL FIXED-INCOME RESEARCH AT SCUDDER KEMPER INVESTMENTS. HE EARNED AN MBA FROM LOYOLA UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

INTEREST RATES ROSE NEARLY UNABATED THROUGHOUT THE FISCAL YEAR, MAKING IT DIFFICULT FOR BOND INVESTORS TO ACHIEVE POSITIVE TOTAL RETURNS. DESPITE THIS DIFFICULT CLIMATE, HIGH -YIELD BONDS PERFORMED RELATIVELY WELL. IN THIS REPORT, KEMPER HIGH YIELD FUND'S MANAGEMENT TEAM DISCUSSES THE MARKET AND HOW THEY POSITIONED THE FUND IN LIGHT OF THE CHALLENGING INVESTMENT ENVIRONMENT.

Q     WHAT KIND OF YEAR DID THE BOND MARKETS HAVE OVERALL?

A     It was a difficult 12-month period for bond investors, because they had to fight the headwind of continuously rising interest rates. The bond market as a whole, as measured by the Lehman Aggregate Bond Index*, had a negative return of
0.37 percent for the 12-month period ended September 30, 1999. If you break out the performance of different types of bonds, the returns varied widely. Corporate bonds taken as a group eked out a 0.3 percent gain, according to the Lehman Corporate Bond Index.* Long-term government bonds fared worse, with the Lehman Long-Term Government Bond Index* down 7.64 percent.

*THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF INTERMEDIATE-TERM GOVERNMENT BONDS, INVESTMENT GRADE CORPORATE DEBT SECURITIES AND MORTGAGE BACKED SECURITIES. THE LEHMAN CORPORATE BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR INVESTMENT GRADE AND NON-INVESTMENT GRADE CORPORATE BONDS IN A WIDE RANGE OF MATURITIES. THE LEHMAN LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR U.S. TREASURIES WITH MATURITIES OF 10 YEARS OR MORE. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q     HOW DID HIGH-YIELD BONDS PERFORM?

A     High-yield bonds were one of the few places that bond investors achieved positive returns.

The Lehman High Yield Bond Index+ returned 2.89 percent. Kemper High Yield Fund returned considerably better than that benchmark, gaining 4.12 percent. (Class A shares unadjusted for any sales charge) That certainly isn't a jaw-dropping return for a 12-month period, but it was far better than some other areas of the bond market.

+THE LEHMAN HIGH YIELD BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR BONDS RATED BELOW INVESTMENT GRADE. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q     WHAT WAS RESPONSIBLE FOR THE BOND MARKET'S DIFFICULTIES?

A     In short, rising interest rates. Last October, when the fiscal year began,
U.S. Treasury yields were extremely low. That was because investors worldwide were pouring money into the U.S. Treasury market. At that time, there was grave uncertainty as to the health of Russian and Latin American economies, and the viability of a recovery in Asia. At the same time, Europe was preparing to convert to a single currency, the euro. So, for investors seeking a safe harbor, U.S. Treasuries were about the only compelling choice. The resulting demand drove Treasury prices up and yields down. In October 1998, the 30-year Treasury yielded just 4.87 percent.

That's when the Federal Reserve decided to step in. Concerned that

PERFORMANCE UPDATE

faltering worldwide economies could lead to a recession at home, the Fed cut interest rates three times in the last quarter of 1998. It was a particularly uncharacteristic move because the Fed normally cuts rates only when the U.S. economy is slowing, which it wasn't. But rather than risk a worldwide recession, the Fed decided to go ahead and lower rates. The idea was to use the engine of the U.S. economy to power global growth and bolster confidence that Asian and Latin American economies would rebound.

  All this happened in October and November last year. Since then, Asian economies have shown signs of recovery, prompting assets to exit the U.S. Treasury market. More important, economic growth in the U.S. began to trigger concerns about inflation. When investors fear inflation, they demand higher yields to help offset the erosion of their income. Thus, throughout 1999, interest rates have staged an unflagging ascent. The 30-year Treasury rose from
4.87 percent on October 1, 1998, to 6.05 percent a year later. That's a monumental move for a T-bond, and the price decline that Treasuries suffered was indicative of the difficulties the bond market experienced as a whole.

Q     WERE RISING RATES RESPONSIBLE FOR THE MEAGER RETURNS IN THE HIGH YIELD
BOND MARKET?

A     Eventually, they were the culprits. During the first half of the fiscal year, the high yield bond market was able to shrug off the effects of rising rates. For the six-month period ended March 31, 1999, the Lehman High Yield Bond Index was up four percent. Thereafter, however, higher rates began to affect the high yield market's liquidity. Last year, the sub-5 percent yield on a bond made the 8-9 percent yield on high yield bonds really attractive. But as the T-bond yield rose, a lot of investors decided that a six percent yield on an AAA-rated bond was pretty good given the uncertainty. So, demand for high-yield bonds began to dwindle. Unfortunately, this coincided with a heavy level of new issuance, which put still more pressure on high yield bond prices. As a result, high-yield bonds struggled through the last half of the fiscal year, with the Lehman High Yield Bond Index down 1.08 percent for the last six months.

Q     YOU SAID THAT HIGHER INTEREST RATES WERE "ONE OF THE CULPRITS" BEHIND THE
HIGH YIELD MARKET'S DIFFICULTIES. WHAT WERE THE OTHERS?

A     One other significant factor affecting the market's liquidity was an increase in defaults. That was a bit of a surprise given that the economy was growing so strongly. However, during the heady days of 1996 and 1997, a lot of deals came to market that had poor business plans. The relatively weak economy in 1998 and the volatility in 1999 started to take a toll on some of these bonds, and the default rate began to climb as 1999 wore on.

Q     WAS THE KEMPER HIGH YIELD FUND AFFECTED BY THESE DEFAULTS?

A     We've always been fairly cautious compared with some other funds. We don't have a lot of emerging market debt, nor do we have a lot of paper rated below "single B." That can hurt us when the market rallies strongly, but it helps protect us when the market is punishing particularly suspect credits.

  While the fund had relatively few defaults with minimal impact, the defaults also affected us indirectly because they cast a cloud over the market as a whole and unnerved potential buyers. So, even though most of the defaults haven't been a problem for the fund specifically, they've kept pressure on prices in the market.

Q     WHAT WERE YOUR STRATEGIES FOR MANAGING THE FUND DURING THE PERIOD?

A     Given the volatility of the market, we just tried to look for the best values. Earlier in the year, that meant emphasizing media and telecommunications companies. Merger and acquisition activity among these companies spurred the performance of this sector. Another sector that did well was cyclicals, in which the fund has an overweight position. Cyclical industries are those whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples include housing, automobiles and paper companies. Also, we began to cut back our holdings in health care companies because of a negative outlook for Medicare and price declines among nursing home issuers.

  As I said, we are typically relatively cautious investors. That was a good thing at the beginning of the fiscal year when investors were concerned about the U.S. economy and emerging markets were being hit hard. However, during the last half of the fiscal year, funds that took more risk by investing in lower rated bonds tended to outperform. As a result, the fund's returns for the year ended in the middle of the pack. Our 4.12 percent return for the 12-month period was slightly less than the Lipper High Yield Fund Average return of 4.84 percent.

PERFORMANCE UPDATE

Q     THE AVERAGE COUPON FOR A HIGH-YIELD BOND RIGHT NOW IS AROUND 9 PERCENT.
SO, IT LOOKS AS IF THE HIGH-YIELD MARKET'S TOTAL RETURN WILL BE LESS THAN THE COUPON. DO YOU EXPECT THIS TO CONTINUE?

A     No, and there are several reasons why. First is historical. In 1998, the high-yield market returned 0.97 percent, and so far in 1999, it's returned 1.23 percent, according to the Chase Securities Global High Yield Index.* Historically, when the high-yield market has gone through the doldrums, it has typically come back strong. For example, in 1994, the Chase Index returned -1.57 percent. The next year, it returned 19.56 percent. Certainly, there are no guarantees that this could happen again, but from this level, we think it's fair to say that there's more upside potential than downside.

  Second is liquidity. The market's liquidity has been constrained by a number of one-time factors, such as the Russian debt crisis and Y2K concerns. These events won't hinder the market forever.

  Third is an outsized number of defaults. As I mentioned, several deals that probably weren't a good idea in the first place are now being weeded out of the market. The economy is growing well, and when this current cloud of defaults is lifted, we believe investors will realize the attractive value offered by high-yield bonds, and demand will increase.

  When that might happen, no one can say. Currently, Y2K concerns and uncertainty about what the Federal Reserve may do in the next couple of months may act to keep a lid on prices.

  But longer-term, we're encouraged by the environment created by a worldwide economic expansion, inflation that remains low from a historical standpoint, and a slackening supply of Treasury bonds. All these factors indicate to us that high yield bonds currently offer a terrific value. We believe that the smart investors are the ones who are content to wait for liquidity to return to the market and collect a hefty coupon in the process.

* THE CHASE SECURITIES GLOBAL HIGH YIELD INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR U.S. AND DOLLAR DENOMINATED FOREIGN HIGH YIELD DEBT.



TERMS TO KNOW

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

HIGH-YIELD BONDS Bonds that are issued by companies often without long track records of sales and earnings or with questionable credit strength and that pay a higher yield to investors to help compensate for their greater risk of loss of principal and interest. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

U.S. TREASURIES Debt securities issued by the U.S. Treasury, including Treasury bills, Treasury bonds and Treasury notes. They are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIODS ENDED SEPTEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES
CHARGE)

                                                                                                   LIFE OF
                                                     1-YEAR             5-YEAR       10-YEAR        CLASS
--------------------------------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS A                   -0.55%             7.63%        9.30%         10.84%      (since 1/26/78)
 ................................................................................................................................
    KEMPER HIGH YIELD FUND CLASS B                    0.44              7.54          N/A           N/A        (since 5/31/94)
 ................................................................................................................................
    KEMPER HIGH YIELD FUND CLASS C                    3.30              7.72          N/A           N/A        (since 5/31/94)
 ................................................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/79 to 9/30/99


                                                                             SALOMON BROTHERS LONG-
                                                 KEMPER HIGH YIELD FUND       TERM HIGH YIELD BOND
                                                        CLASS A1                     INDEX+              CONSUMER PRICE INDEX++
                                                 ----------------------      ----------------------      ----------------------
12/31/79                                                 9554.00                    10000.00                    10000.00
12/31/86                                                27061.00                    25270.00                    14402.00
12/31/93                                                60112.00                    56641.00                    18993.00
9/30/99                                                 89140.00                    96463.00                    21820.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/99

                                                                             SALOMON BROTHERS LONG-
                                                 KEMPER HIGH YIELD FUND       TERM HIGH YIELD BOND
                                                        CLASS B1                     INDEX+              CONSUMER PRICE INDEX++
                                                 ----------------------      ----------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                        10005.00                    10160.00                    10149.00
12/31/95                                                11640.00                    13141.00                    10400.00
                                                        13095.00                    14174.00                    10753.00
12/31/97                                                14470.00                    16688.00                    10936.00
                                                        14528.00                    18233.00                    11112.00
9/30/99                                                 14388.00                    17982.00                    11356.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/99

                                                                             SALOMON BROTHERS LONG-
                                                 KEMPER HIGH YIELD FUND       TERM HIGH YIELD BOND
                                                        CLASS C1                     INDEX+              CONSUMER PRICE INDEX++
                                                 ----------------------      ----------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                        10032.00                    10160.00                    10149.00
12/31/95                                                11677.00                    13141.00                    10400.00
                                                        13139.00                    14174.00                    10753.00
12/31/97                                                14523.00                    16688.00                    10936.00
                                                        14588.00                    18233.00                    11112.00
9/30/99                                                 14542.00                    17982.00                    11356.00

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

  *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME
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

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX IS JANUARY 1, 1980. AS A RESULT, WE ARE NOT ABLE TO ILLUSTRATE THE LIFE OF CLASS PERFORMANCE (SINCE JANUARY 26,
   1978) FOR THE KEMPER HIGH YIELD FUND CLASS A SHARES. IN COMPARING THE PERFORMANCE OF THE FUND WITH THAT OF THE SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX AND THE CONSUMER PRICE INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

   THE FUND MAY INVEST IN LOWER-RATED AND NON RATED SECURITIES WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGH-RATED SECURITIES.

  +THE SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX IS ON A TOTAL RETURN
   BASIS WITH ALL DIVIDENDS REINVESTED AND COMPRISES HIGH-YIELD BONDS WITH A PAR VALUE OF $50 MILLION OR HIGHER AND A REMAINING MATURITY OF TEN YEARS OR LONGER RATED BB+ OR LOWER BY STANDARD & POOR'S CORPORATION OR BAL OR LOWER BY MOODY'S INVESTORS SERVICE, INC. THIS INDEX IS UNMANAGED. SOURCE IS SALOMON BROTHERS INC.

 ++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN
   THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS CDA WIESENBERGER.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

KEMPER HIGH YIELD FUND

--------------------------------------------------------------------------------
                                   ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
BONDS                                  97%                     93%
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                    1                       3
--------------------------------------------------------------------------------
TREASURIES 1-3 YEARS                   --                       2
--------------------------------------------------------------------------------
PREFERRED AND COMMON STOCK              2                       2
--------------------------------------------------------------------------------
                                      100%                    100%

                                   [PIE CHART]             [PIE CHART]
                                    ON 9/30/99              ON 9/30/98

QUALITY

--------------------------------------------------------------------------------
                                       ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
AAA-A                                      --                       2%
--------------------------------------------------------------------------------
BBB                                         1%                     --
--------------------------------------------------------------------------------
BB                                         13                      11
--------------------------------------------------------------------------------
B                                          71                      74
--------------------------------------------------------------------------------
OTHER                                      15                      13
--------------------------------------------------------------------------------
                                          100%                    100%

                                   [PIE CHART]             [PIE CHART]
                                    ON 9/30/99              ON 9/30/98

YEARS TO MATURITY

--------------------------------------------------------------------------------
                                       ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                       --                       3%
--------------------------------------------------------------------------------
1-10                                       97%                     90
--------------------------------------------------------------------------------
11-20                                       3                       5
--------------------------------------------------------------------------------
OVER 20                                    --                       2
--------------------------------------------------------------------------------
                                          100%                    100%


                                   [PIE CHART]             [PIE CHART]
                                    ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND
Portfolio of Investments at September 30, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
CORPORATE BONDS--96.1%                                                                        AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
CONSUMER
DISCRETIONARY--13.3%                   Advantica Restaurant Co., 11.250%,
                                         01/15/2008                                     $    34,035       $   29,610
                                       AFC Enterprises, 10.250%, 05/15/2007                  20,380           19,921
                                       AMF Bowling Worldwide, Inc., Step-up
                                         Coupon, 0% to 03/15/2001, 12.250% to
                                         03/15/2006                                          20,291           11,921
                                       AMF Bowling, Inc, 10.875%, 06/15/2006                 31,837           23,161
                                       Avis Rent A Car, 11.000%, 05/01/2009                  26,420           27,080
                                       Avondale Mills, 10.250%, 05/01/2006                   21,391           18,610
                                       Boca Resorts Inc., 9.875%, 04/15/2009                 11,365           10,513
                                       Carrols Corporation, 9.500%, 12/01/2008                8,290            7,047
                                       Cinemark USA, Inc., 8.500%, 08/01/2008                18,860           14,711
                                       Cinemark USA, Inc., Series D, 9.625%,
                                         08/01/2008                                           3,680            3,165
                                       Circus Circus Enterprises, Inc., 9.250%,
                                         12/01/2005                                           7,720            7,720
                                       Cole National Group Inc., 9.875%,
                                         12/31/2006                                          13,086           11,189
                                       Cole National Group Inc., 8.625%,
                                         08/15/2007                                          12,420           10,184
                                    (a)Color Tile, Inc., 10.750%, 12/15/2001                 20,480              205
                                       Eldorado Resorts, 10.500%, 08/15/2006                 17,981           18,431
                                       Finlay Enterprises, Inc., 9.000%,
                                         05/01/2008                                           6,990            6,378
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/2008           13,250           12,223
                                       Galey & Lord, Inc., 9.125%, 03/01/2008                13,850            3,463
                                       Guitar Center Management, 11.000%,
                                         07/01/2006                                          17,980           17,800
                                       Harvey's Casino Resorts, 10.625%,
                                         06/01/2006                                          14,770           15,361
                                       Hedstrom Corp., 10.000%, 06/01/2007                   11,240            9,498
                                       Herff Jones, Inc., 11.000%, 08/15/2005                21,710           23,040
                                       Hines Horticulture, Inc., 11.750%,
                                         10/15/2005                                          12,183           13,036
                                       Hollywood Entertainment Corp., 10.625%,
                                         08/15/2004                                          11,400           10,488
                                       Hollywood Entertainment Corp., Series B,
                                         10.630%, 08/15/2004                                  1,150            1,058
                                       Imax Corp., Senior Note, 7.875%, 12/01/2005            8,070            7,505
                                       Imperial Home Decor Group, Inc., 11.000%,
                                         03/15/2008                                          12,740            6,370
                                       International Game Technology, 8.375%,
                                         05/15/2009                                          14,580           13,887
                                       Iron Age Holdings Corp., Step-up Coupon, 0%
                                         to 05/01/2003, 12.125% to 05/01/2009                 7,350            2,205
                                       Iron Age Holdings Corp., 9.875%, 05/01/2008           13,770           10,603
                                       J. Crew Group, Step-up Coupon, 0% to
                                         10/15/2002, 13.125% to 10/15/2008                   29,423           15,447
                                       J. Crew Group, 10.375%, 10/15/2007                    20,665           18,908
                                       Krystal Inc., 10.250%, 10/01/2007                     10,990           11,045
                                       Mohegan Tribal Gaming Authority, 8.750%,
                                         01/01/2009                                          18,350           17,983
                                       National Vision Association, Ltd., 12.750%,
                                         10/15/2005                                          18,770           15,767
                                       Perkins Finance, L.P., 10.125%, 12/15/2007            15,450           15,334
                                       Phillips-Van Heusen Corp., 9.500%,
                                         05/01/2008                                          11,330           10,480
                                       Pillowtex Corp., 10.000%, 11/15/2006                   1,210              823
                                       Pillowtex Corp., 9.000%, 12/15/2007                    2,370            1,541
                                       Players International, 10.875%, 04/15/2005            15,075           15,791
                                       Regal Cinemas Inc., 9.500%, 06/01/2008                10,230            6,956
                                       Regal Cinemas, Inc., 8.875%, 12/15/2010                6,220            3,981

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                     PRINCIPAL AMOUNT       VALUE
     Restaurant Co., Step-up Coupon, 0% to
       05/15/2003, 11.250% to 5/15/2008               $    17,460       $    9,952
     Sealy Mattress Co., Step-up Coupon, 0% to
       12/15/2002, 10.875% to 12/15/2007                   14,610            9,679
     Specialty Retailers, Inc., 8.500%,
       07/15/2005                                           5,145            3,756
     Specialty Retailers, Inc., 9.000%,
       07/15/2007                                          19,715           12,026
     Station Casinos, Inc., 10.125%, 03/15/2006             9,760           10,028
     Station Casinos, Inc., 9.750%, 04/15/2007              8,050            8,171
     ---------------------------------------------------------------------------------
                                                                           554,051
--------------------------------------------------------------------------------------
CONSUMER STAPLES--.6%
     Agrilink Foods, Inc., 11.875%, 11/01/2008              3,360            2,991
     Dyersburg Corp., 9.750%, 09/01/2007                   18,155            6,717
     Jafra Cosmetics International, Inc.,
       11.750%, 05/01/2008                                 19,830           17,054
     ---------------------------------------------------------------------------------
                                                                            26,762
--------------------------------------------------------------------------------------
HEALTH--3.0%
      ALARIS Medical Systems, Inc., Step-up
        Coupon, 0% to 08/01/2003, 11.125% to
        08/01/2008                                          13,730            7,071
      Abbey Healthcare Group, Inc., 9.500%,
        11/01/2002                                          19,610           19,022
      Dade International, Inc., 11.125%,
        05/01/2006                                          34,700           35,915
      MEDIQ Inc., 11.000%, 06/01/2008                        9,650            6,755
      Magellan Health Services, Inc., 9.000%,
        02/15/2008                                          33,950           29,027
      Mariner Post-Acute Network, Inc., Step-up
        Coupon, 0% to 11/01/2002, 10.500% to
        11/01/2007                                          58,210            1,164
      Mariner Post-Acute Network, Inc., 10.500%,
        08/01/2006                                          26,160           23,675
      (a)Vencor, Inc., 9.875%, 05/01/2005                   12,850            2,827
      ---------------------------------------------------------------------------------
                                                                            125,456
--------------------------------------------------------------------------------------
COMMUNICATIONS--25.2%
      21st Century Telecom Group, Inc., Step-up
        Coupon, 0% to 02/15/2003, 12.250% to
        02/15/2008                                          15,320            6,128
      Allegiance Telecom, Inc., Step-up Coupon,
        0% to 02/15/2003, 11.750% to 02/15/2008             21,130           13,417
      Allegiance Telecom, Inc., 12.875%,
        05/15/2008                                          24,440           26,640
      American Cellular Corp., 10.500%,
        05/15/2008                                          21,530           22,068
      Bresnan Communications Co., Step-up Coupon,
        0% to 02/01/2004, 9.250% to 02/01/2009               7,800            5,070
      Bresnan Communications Co., 8.000%,
        02/01/2009                                           3,770            3,695
      Call-Net Enterprises, Inc., Step-up Coupon
        0% to 08/15/2002, 9.27% to 08/15/2007               10,990            6,786
      Call-Net Enterprises, Inc., Step-up Coupon,
        0% to 05/15/2004, 10.800% to 05/15/2009              8,940            4,470
      Call-Net Enterprises, Inc., Step-up Coupon,
        0% to 8/15/2003, 8.94% to 8/15/2008                 16,230            8,724
      Call-Net Enterprises, Inc., 9.375%,
        05/15/2009                                           7,640            6,685
      Century Communications Corp., 8.375%,
        12/15/2007                                           8,100            7,614
      Comunicacion Cellular, S.A., Step-up
        Coupon, 0% to 09/29/2000, 14.125% to
        03/01/2005                                          33,190           18,254
      Crown Castle International Corp., Step-up
        Coupon, 0% to 11/15/2002, 10.625% to
        11/15/2007                                          31,730           21,894

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------
     Crown Castle International Corp., 9.500%,
       08/01/2011                                     $     6,400       $    6,096
     Dobson Communication Corp., 11.750%,
       04/15/2007                                          20,600           21,630
     Dolphin Telecom, PLC, Step-up Coupon, 0% to
       05/15/2004, 14.000% to 05/15/2009                   13,860            5,613
     Econophone Inc., Step-up Coupon, 0% to
       02/15/2003, 11.000% to 02/15/2008                    7,880            4,413
     Esprit Telecom Group, PLC, 11.500%,
       12/15/2007                                          23,270           23,852
     Esprit Telecom Group, PLC, 10.875%,
       06/15/2008                                          10,060           10,161
     Global Crossing, Ltd., 9.625%, 05/15/2008              6,425            6,602
     Global Telesystems Group, 9.875%,
       02/15/2005                                          10,300            9,270
     ICG Holdings, Inc., Step-up Coupon, 0% to
       09/15/2000, 13.500% to 09/15/2005                   74,655           64,203
     IPC Communications Inc., Step-up Coupon, 0%
       to 11/01/2001, 10.875% to 05/01/2008                37,310           27,609
     Impsat Corp., 12.375%, 06/15/2008                     21,990           16,273
     Intermedia Communications of Florida, Inc.,
       Step-up Coupon, 0% to 05/15/2001, 12.500%
       to 05/15/2006                                       33,120           26,330
     Intermedia Communications of Florida, Inc.,
       Step-up Coupon, 0% to 07/15/2002, 11.250%
       to 07/15/2007                                       25,885           17,084
     Intermedia Communications of Florida, Inc.,
       11.250%, 08/01/2006                                 14,616           16,589
     KMC Telecom Holdings, Inc., Step-up Coupon,
       0% to 02/15/2003, 12.500% to 02/15/2008             41,100           21,372
     KMC Telecom Holdings, Inc., 13.500%,
       05/15/2009                                          13,545           13,274
     Level 3 Communications, Inc., 9.125%,
       05/01/2008                                          42,340           38,212
     Long Distance Direct Holdings, Inc.,
       12.250%, 04/15/2008                                 16,300            8,476
     MGC Communications, 13.000%, 10/01/2004               21,256           18,068
     McLeod USA, Inc., Step-up Coupon, 0% to
       03/01/2002, 10.500% to 03/01/2007                   35,460           27,836
     McLeodUSA Inc., 9.250%, 07/15/2007                    16,065           16,025
     McLeodUSA Inc., 9.500%, 11/01/2008                     4,690            4,690
     MetroNet Communications Corp., Step-up
       Coupon, 0% to 06/15/2003, 9.950% to
       06/15/2008                                          25,235           19,620
     MetroNet Communications Corp., Step-up
       Coupon, 0% to 11/01/2002, 10.750% to
       11/01/2007                                          10,450            8,569
     MetroNet Communications Corp., 12.000%,
       08/15/2007                                           8,280            9,646
     MetroNet Communications Corp., 10.625%,
       11/01/2008                                          16,190           18,477
     Millicom International Cellular, S.A.,
       Step-up Coupon, 0% to 06/01/2001, 13.500%
       to 06/01/2006                                       40,915           29,050
     Netia Holdings, Step-up Coupon, 0% to
       11/01/2001, 11.250% to 11/01/2007                   11,005            6,906
     Netia Holdings, 10.250%, 11/01/2007                    6,570            5,601
     Nextel Communications Inc., Step-up Coupon,
       0% to 02/15/2003, 9.950% 02/15/2008                 16,030           11,181
     Nextel Communications, Inc., Step-up
       Coupon, 0% to 10/31/2002, 9.750% to
       10/31/2007                                           4,810            3,403

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------
     Nextel Communications, Inc., Step-up
       Coupon, 0% to 02/15/1999, 9.750% to
       08/15/2004                                     $    47,680       $   48,038
     Nextlink Communications, Inc., Step-up
       Coupon, 0% to 06/01/2004, 12.250% to
       06/01/2009                                          16,880            9,664
     Nextlink Communications, Inc., 12.500%,
       04/15/2006                                          27,230           28,932
     Nextlink Communications, Inc., 10.750%,
       11/15/2008                                          22,690           22,690
     PTC International Finance, Step-up Coupon,
       0% to 07/01/2002, 10.750% to 07/01/2007             21,080           14,545
     Pinnacle Holdings, Inc., Step-up Coupon, 0%
       to 03/15/2003, 10.000% to 3/15/2008                  7,560            4,385
     Price Communications Wireless, 9.125%,
       12/15/2006                                          21,710           22,036
     Primus Telecommunications Group, 11.750%,
       08/01/2004                                          21,226           20,801
     Primus Telecommunications Group, 9.875%,
       05/15/2008                                           2,500            2,187
     Primus Telecommunications Group, 11.250%,
       01/15/2009                                           5,560            5,282
     RCN Corp., Step-up Coupon, 0% to
       07/01/2003, 11.000% to 07/01/2008                   10,980            6,560
     RCN Corp., 10.000%, 10/15/2007                        10,390           10,052
     Rogers Cantel, 9.750%, 06/01/2016                     28,795           32,754
     SBA Communications Corp., Step-up Coupon,
       0% to 03/01/2003, 12.000% to 03/01/2008             16,390            9,055
     Tele1 Europe BV, 13.000%, 05/15/2009                   6,970            6,831
     Telecorp PCS, Inc., Step-up Coupon, 0% to
       04/15/2004, 11.625% to 04/15/2009                    6,710            3,892
     Teligent, Inc., Step-up Coupon, 0% to
       03/01/2003, 11.500% to 03/01/2008                   14,650            7,545
     Teligent, Inc., 11.500%, 12/01/2007                   15,860           14,433
     TriTel Pcs, Inc., Step-up Coupon, 0% to
       05/15/2004, 12.750% to 05/15/2009                   11,930            6,711
     Triton Communications, L.L.C., Step-up
       Coupon, 0% to 05/01/2003, 11.000% to
       05/01/2008                                          34,100           22,932
     U.S. Xchange, L.L.C., 15.000%, 07/01/2008             13,830           13,968
     USA Mobile Communications Holdings, Inc.,
       14.000%, 11/01/2004                                 15,635           12,664
     Versatel Telecom, 13.250%, 05/15/2008                 11,330           11,160
     Versatel Telecom, 13.250%, 05/15/2008                  5,960            5,871
     Versatel Telecom, 11.875%, 07/15/2009                  4,540            4,199
     Viatel, Inc., Step-up Coupon, 0% to
       04/15/2003, 12.500% to 04/15/2008                   23,300           13,630
     Viatel, Inc., 11.250%, 04/15/2008                      8,810            8,458
     Winstar Equipment II, 12.500%, 03/15/2004             13,430           13,665
     ---------------------------------------------------------------------------------
                                                                         1,050,516

--------------------------------------------------------------------------------------
FINANCIAL--1.8%
     HMH Properties, 7.875%, 08/01/2008                    23,170           20,621
     Intertek Finance, PLC, 10.250%, 11/01/2006            13,190           12,530
     Kappa Beheer BV, 10.625%, 07/15/2009                  11,820           12,175
     Ono Finance, PLC, 13.000%, 05/01/2009                  6,960            7,308
     Spectrasite Holdings, Inc., Step-up Coupon,
       0% to 04/15/2004, 11.250% to 04/15/2009             15,800            7,900
     Spectrasite Holdings, Inc., Step-up Coupon,
       0% to 07/15/2003, 12.000% to 07/15/2008             27,240           14,982
     ---------------------------------------------------------------------------------
                                                                            75,516

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------

MEDIA--16.6%
     AMFM, Inc., Step-up Coupon, 0% to
       02/01/2002, 12.750% to 02/01/2009              $    25,000       $   21,500
     AMFM, Inc., 9.000%, 10/01/2008                         5,570            5,563
     AMFM, Inc., 8.000%, 11/01/2008                        21,930           20,998
     Adelphia Communications Corp., 7.875%,
       05/01/2009                                           4,190            3,803
     American Lawyer Media, Inc., Step-up
       Coupon, 0% to 12/15/2002, 12.25% to
       12/15/2008                                           6,480            4,082
     (a)Australis Holdings, Step-up Coupon 0% to
       11/01/2000, 15.000% to 11/01/2002                   49,213              492
     Australis Holdings, zero coupon, 11/01/2000            1,527            1,172
     Avalon Cable Holdings, Step-up Coupon, 0%
       to 12/01/2003, 11.875% to 12/01/2008                21,170           13,231
     Avalon Cable of Michigan, 9.375%,
       12/01/2008                                           3,070            3,070
     Big Flower Press, 8.875%, 07/01/2007                  33,580           32,741
     CSC Holdings Inc., Senior Note, 7.250%,
       07/15/2008                                           5,500            5,259
     CSC Holdings, Inc., 9.250%, 11/01/2005                12,740           12,931
     CSC Holdings, Inc., 8.125%, 07/15/2009                 5,200            5,229
     CSC Holdings, Inc., 8.125%, 08/15/2009                15,156           15,345
     CSC Holdings, Inc., 10.500%, 05/15/2016               27,375           29,633
     Cablevision Systems Corp., 7.875%,
       12/15/2007                                           4,100            4,080
     Century Communications Corp., 9.500%,
       03/01/2005                                           1,920            1,925
     Chancellor Media Corp., 8.125%, 12/15/2007             6,070            5,759
     Charter Communication Holdings LLC, Step-up
       Coupon, 0% to 04/01/2004, 9.920% to
       04/01/2011                                          26,530           15,719
     Charter Communication Holdings LLC, 8.250%,
       04/01/2007                                          59,280           55,427
     Comcast UK Cable Partners, Ltd., Step-up
       Coupon 0% to 11/15/2000, 11.2000% to
       11/15/2007                                          10,225            9,254
     Diamond Cable Communications, PLC, Step-up
       Coupon, 0% to 12/15/2000, 11.750% to
       12/15/2005                                          14,660           13,267
     Diva Systems Corp., Step-up Coupon, 0% to
       03/01/2003, 12.625% to 03/01/2008                   14,100            3,983
     Echostar DBS Corp., 9.250%, 02/01/2006                18,950           18,618
     Echostar DBS Corp., 9.375%, 02/01/2009                18,285           18,011
     Falcon Holding Group, Step-up Coupon, 0% to
       04/15/2003, 9.285% to 04/15/2010                    11,375            8,048
     Falcon Holding Group LP, 8.375%, 04/15/2010            7,215            7,107
     Frontiervision, 11.000%, 10/15/2006                   14,450           15,389
     Frontiervision Holdings, LP, Step-up
       Coupon, 0% to 09/15/2001, 11.875% to
       09/15/2007                                          11,839           10,004
     Interep National Radio Sales, Inc.,
       10.000%, 07/01/2008                                 14,790           14,790
     Metromedia Fiber Network, Inc., 10.000%,
       11/15/2008                                          22,590           21,799
     NTL Communications Corp., Step-up Coupon 0%
       to 10/01/2003, 12.375% to 10/01/2008                 7,190            4,817
     NTL, Inc., Step-up Coupon, 0% to
       02/01/2001, 11.500% to 02/01/2006                    8,390            7,299
     NTL, Inc., 11.500%, 10/01/2008                        56,285           60,506
     Outdoor Systems, Inc., 9.375%, 10/15/2006             32,270           33,884
     Panavision, Inc., Step-up Coupon, 0% to
       02/01/2002, 9.625% to 02/01/2006                    19,840           10,317
     Radio Unica Corp., Step-up Coupon, 0% to
       08/01/2002, 11.750% to 08/01/2006                   17,880           10,549

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------
     Renaissance Media Group, Step-up Coupon, 0%
       to 04/15/2003, 10.000% to 04/15/2008           $    14,545       $   10,145
     Rogers Cablesystems Ltd., 10.000%,
       03/15/2005                                           8,120            8,709
     SFX Entertainment, Inc., 9.125%, 02/01/2008           12,840           12,070
     SFX Entertainment, Inc., 9.125%, 12/01/2008           22,600           21,244
     Sinclair Broadcasting Group, Inc., 8.750%,
       12/15/2007                                           7,190            6,723
     Star Choice Communications, Inc., 13.000%,
       12/15/2005                                           3,850            3,773
     TeleWest Communications, PLC, Step-up
       Coupon, 0% to 04/15/2004, 9.250% to
       04/15/2009                                           2,370            1,428
     TeleWest Communications, PLC, Step-up
       Coupon, 0% to 10/01/2000, 11.000% to
       10/01/2007                                          35,833           31,891
     TeleWest Communications, PLC, 9.625%,
       10/01/2006                                          13,075           13,173
     TeleWest Communications, PLC, 11.250%,
       11/01/2008                                          19,430           20,790
     Transwestern Publishing, Step-up Coupon, 0%
       to 11/15/2002, 11.875% to 11/15/2008                 5,885            4,120
     Transwestern Publishing, 9.625%, 11/15/2007            8,650            8,434
     United Artists Theatre Circuit, Inc.,
       9.750%, 04/15/2008                                  15,545            3,575
     United International Holdings, Step-up
       Coupon, 0% to 02/15/2003, 10.750% to
       02/15/2008                                          35,800           21,659
     ---------------------------------------------------------------------------------
                                                                           693,335
--------------------------------------------------------------------------------------
SERVICE INDUSTRIES--3.6%
     Coinmach Corp., 11.750%, 11/15/2005                   57,160           60,089
     Doskocil Manufacturing Co., 10.125%,
       09/15/2007                                           4,070            1,832
     ImPac Group, Inc., 10.125%, 03/15/2008                22,800           20,349
     Integrated Electrical Services, Inc.,
       9.375%, 02/01/2009                                  17,890           17,398
     Kindercare Learning Centers Inc., 9.500%,
       02/15/2009                                          28,470           26,904
     La Petite Academy, Inc., 10.000%,
       05/15/2008                                          14,170           11,903
     Spincycle, Inc., Step-up Coupon, 0% to
       05/01/2001, 12.750% to 05/01/2005                   26,295            3,944
     Verio, Inc., 11.250%, 12/01/2008                       7,695            7,907
     ---------------------------------------------------------------------------------
                                                                           150,326
     ---------------------------------------------------------------------------------
DURABLES--2.6%
     Accuride Corp., 9.250%, 02/01/2008                     9,785            9,149
     Airxcel, 11.000%, 11/15/2007                          13,290           13,157
     BE Aerospace, Inc., 9.500%, 11/01/2008                 8,770            8,638
     DeCrane Aircraft Holdings, Inc., 12.000%,
       09/30/2008                                          15,830           15,830
     Fairchild Corp., 10.750%, 04/15/2009                  15,890           13,506
     L-3 Communications Corp., 10.375%,
       05/01/2007                                           7,220            7,491
     Transdigm, Inc., 10.375%, 12/01/2008                  16,280           15,629
     United Rentals, Inc., 9.250%, 01/15/2009              20,170           19,313
     United Rentals, Inc., 9.000%, 04/01/2009               6,520            6,145
     ---------------------------------------------------------------------------------
                                                                           108,858
     ---------------------------------------------------------------------------------
MANUFACTURING--16.5%
     AEP Industries Inc., 9.875%, 11/15/2007                  550              514
     American Standard Companies, Inc., 9.250%,
       12/01/2016                                             210              210

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------
     Atlantis Group, Inc., 11.000%, 02/15/2003        $    25,355       $   25,735
     BPC Holdings Corp., 12.500%, 06/15/2006               12,240           11,444
     Berry Plastics Corp., 12.250%, 04/15/2004             20,499           20,704
     Consolidated Container Capital, Inc.,
       10.125%, 07/15/2009                                  5,240            5,240
     Consumers International, 10.250%,
       04/01/2005                                          15,150           14,468
     Day International Group, Inc., 11.125%,
       06/01/2005                                          22,045           22,541
     Delco Remy International, 10.625%,
       08/01/2006                                          22,195           21,862
     Doman Industries, Ltd., 8.750%, 03/15/2004             7,420            5,380
     Doman Industries, Ltd., 9.250%, 11/15/2007             8,010            5,367
     Eagle-Picher Holdings, Inc., 9.375%,
       03/01/2008                                          12,260           10,973
     Foamex, L.P., 13.500%, 08/15/2005                     17,810           17,454
     Fonda Group, 9.500%, 03/01/2007                       15,720           13,676
     GS Technologies, 12.000%, 09/01/2004                  13,795            9,657
     GS Technologies, 12.250%, 10/01/2005                  16,830           11,613
     Gaylord Container Corp., 9.750%, 06/15/2007           19,750           18,763
     Gaylord Container Corp., 9.875%, 02/15/2008           25,265           21,917
     Golden Northwest Aluminum, Inc., 12.000%,
       12/15/2006                                           5,970            6,164
     Graham Packaging Co., Step-up Coupon, 0% to
       01/15/2003, 10.750% to 01/15/2009                    7,840            5,018
     Graham Packaging Co., 8.750%, 01/15/2008               8,730            8,163
     Grove Holdings LLC, Step-up Coupon, 0% to
       05/01/2003, 11.625% to 05/01/2009                    4,070              733
     Grove Investors, PIK, 14.500%, 05/01/2010              9,566            2,391
     Hayes Wheels International, Inc., 11.000%,
       07/15/2006                                          23,070           23,704
     Huntsman Package, 11.750%, 12/01/2004                 36,635           37,734
     Knoll Inc., 10.875%, 03/15/2006                       21,384           23,736
     Millar Western Forest Products, Ltd.,
       9.875%, 05/15/2008                                  18,470           17,777
     Motors and Gears, Inc., 10.750%, 11/15/2006            9,190            8,914
     NL Industries, Inc. , Senior Note, 11.750%,
       10/15/2003                                          52,814           54,398
     Neenah Corp., 11.125%, 05/01/2007                     12,290           11,307
     Plainwell, Inc., 11.000%, 03/01/2008                  18,460           14,260
     Printpack, Inc., 9.875%, 08/15/2004                    4,870            4,760
     Printpack, Inc., 10.625%, 08/15/2006                  22,640           20,716
     Riverwood International Corp., 10.250%,
       04/01/2006                                           9,390            9,273
     Riverwood International Corp., 10.625%,
       08/01/2007                                          13,041           13,041
     Riverwood International Corp., 10.875%,
       04/01/2008                                          64,430           60,564
     SF Holdings Group, Inc., Step-up Coupon, 0%
       to 03/15/2003, 12.750% to 03/15/2008                18,340            7,886
     Spinnaker Industries, 10.750%, 10/15/2006             26,340           21,862
     Stone Container Corp., 12.250%, 04/01/2002             6,170            6,201
     Stone Container Corp., 10.750%, 10/01/2002             2,915            3,002
     Stone Container Corp., 11.500%, 08/15/2006             7,800            8,229
     Terex Corp., 8.875%, 04/01/2008                       17,940           16,864
     Terex Corp., 8.875%, 04/01/2008                        5,230            4,916
     Terra Industries, Inc., 10.500%, 06/15/2005            8,175            4,251
     Terra Industries, 10.750%, 09/30/2003                 24,185           12,093

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------
     Texas Petrochemicals, 11.125%, 07/01/2006        $    10,800       $    8,964
     U.S. Can Corp., 10.125%, 10/15/2006                   27,679           28,094
     Venture Holdings, 11.000%, 06/01/2007                  2,240            2,190
     ---------------------------------------------------------------------------------
                                                                           684,723

--------------------------------------------------------------------------------------
TECHNOLOGY--1.6%
     Cherokee International Corp., 10.500%,
       05/01/2009                                           7,770            7,168
     PSINet, Inc., 10.000%, 02/15/2005                      3,900            3,725
     PSINet, Inc., 11.500%, 11/01/2008                     16,620           16,786
     PSINet, Inc., 11.000%, 08/01/2009                     27,010           26,470
     Viasystems, Inc., 9.750%, 06/01/2007                  15,910           13,722
     ---------------------------------------------------------------------------------
                                                                            67,871

--------------------------------------------------------------------------------------
ENERGY--3.0%
     Benton Oil & Gas Co., 11.625%, 05/01/2003             19,985           14,189
     Continental Resources, Inc., 10.250%,
       08/01/2008                                          21,840           18,018
     Gulfmark Offshore, Inc., 8.750%, 06/01/2008            9,100            8,327
     Key Energy Services, Inc., 14.000%,
       01/15/2009                                           7,780            8,305
     Ocean Energy, Inc., 10.375%, 10/15/2005               15,095           15,887
     Ocean Energy, Inc., 9.750%, 10/01/2006                 4,495            4,630
     Pen Holdings, Inc., 9.875%, 06/15/2008                 9,460            8,987
     Pride International, Inc., 10.000%,
       06/01/2009                                           7,590            7,742
     R&B Falcon Corp., 11.000%, 03/15/2006                  7,910            8,286
     R&B Falcon Corp., 9.500%, 12/15/2008                  17,570           16,779
     RAM Energy, 11.500%, 02/15/2008                        8,250            3,960
     Stone Energy Corp., 8.750%, 09/15/2007                12,740           12,485
     ---------------------------------------------------------------------------------
                                                                           127,595

--------------------------------------------------------------------------------------
METALS & MINERALS--3.0%
     Euramax International, PLC, 11.250%,
       10/01/2006                                          14,265           14,264
     MMI Products, Inc., 11.250%, 04/15/2007               13,810           13,948
     Metal Management, Inc., 10.000%, 05/15/2008           18,625           13,038
     Metals USA Inc., 8.625%, 02/15/2008                   18,160           16,798
     Renco Steel Holdings Co., Series B,
       10.875%, 02/01/2005                                 32,220           26,582
     Republic Tech International, 13.750%,
       07/15/2009                                          25,880           24,586
     Wells Aluminum Corp., 10.125%, 06/01/2005             20,506           20,352
     ---------------------------------------------------------------------------------
                                                                           129,568

--------------------------------------------------------------------------------------
CONSTRUCTION--3.5%
     Building Materials Corp., 8.000%,
       12/01/2008                                           9,135            8,358
     Congoleum Corp., 8.625%, 08/01/2008                   16,500           13,530
     Del Webb Corp., 9.750%, 01/15/2008                    16,130           14,598
     Desa International, 9.875%, 12/15/2007                 8,100            5,265
     Dimac Corp., 12.500%, 10/01/2008                      21,510           10,755
     Forecast Group, L.P., 11.375%, 12/15/2000             14,620           14,510
     Fortress Group, 13.750%, 05/15/2003                   14,080            9,152
     Hovnanian Enterprises, Inc., 9.750%,
       06/01/2005                                           6,315            5,810
     Hovnanian Enterprises, Inc., 9.125%,
       05/01/2009                                          11,790           10,729
     Kevco, Inc., 10.375%, 12/01/2007                      14,080            7,744
     Nortek, Inc., 9.875%, 03/01/2004                      11,615           11,383

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------
     Nortek, Inc., 9.125%, 09/01/2007                 $    15,600       $   15,132
     Nortek, Inc., 8.875%, 08/01/2008                       6,430            6,108
     Ryland Group, Inc., 8.250%, 04/01/2008                14,950           13,904
     ---------------------------------------------------------------------------------
                                                                           146,978

--------------------------------------------------------------------------------------
TRANSPORTATION--1.8%
     Petro Stopping Centers, 10.500%, 02/01/2007           25,150           24,899
     TFM, S.A. de C.V., 10.250%, 06/15/2007                17,350           14,921
     Trans World Airlines, Inc., 11.375%,
       03/01/2006                                          12,140            7,709
     Transtar Holdings, Inc., Step-up Coupon, 0%
       to 12/15/1999, 13.375% to 12/15/2003                10,100            9,898
     Travelcenters America, 10.250%, 04/01/2007            16,380           16,134
     ---------------------------------------------------------------------------------
                                                                            73,561
     ---------------------------------------------------------------------------------
     CORPORATE BONDS TOTAL
     (Cost $4,489,870)                                                   4,015,116
     ---------------------------------------------------------------------------------
     CONVERTIBLE BONDS--0.8%

CONSUMER DISCRETIONARY
     Corporate Express, Inc., 4.500%, 07/01/2000           34,629           34,110
     (Cost $33,217)
     ---------------------------------------------------------------------------------
                                                        NUMBER OF
PREFERRED STOCKS--1.90%                                   SHARES            VALUE

COMMUNICATIONS--.7%
CELLULAR TELEPHONE--.3%
     Dobson Communications, PIK, preferred                 12,061           10,855
-------------------------------------------------------------------------------------

TELEPHONE/
COMMUNICATIONS--.4%
     21st Century Telecom Group, Inc., preferred            3,496            1,748
     Nextel Communications, Inc., PIK, preferred           16,581           16,083
-------------------------------------------------------------------------------------
                                                                            17,831

FINANCIAL--.3%
REAL ESTATE
     Crown American Realty Trust, preferred               354,060           14,605
-------------------------------------------------------------------------------------

MEDIA--.5%
BROADCASTING &
ENTERTAINMENT
     Sinclair Capital, preferred                          210,400           21,093
-------------------------------------------------------------------------------------

MANUFACTURING--.3%
CONTAINERS &
PAPER--0.0%
     (a)SF Holdings Group, Inc., PIK, preferred               491            1,375
-------------------------------------------------------------------------------------

MACHINERY/COMPONENTS
CONTROLS--.3%
     (a)Eagle-Picher Holdings, Inc., preferred              1,750            8,050
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                          SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
ENERGY--.1%
OIL & GAS PRODUCTION                      Clark USA, PIK, preferred                          48,951       $    3,010
                                          ------------------------------------------------------------------------------
                                          PREFERRED STOCKS TOTAL
                                          (Cost $88,851)                                                      76,819
                                          ------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--.3%
TELEPHONE/
COMMUNICATION                          (a)21st Century Telecom Group, Inc.,
                                            Warrants                                          2,850              570
                                       (a)Benedek Communications Corp., Warrants
                                            (expire 07/01/2007)                              90,000              180
                                       (a)Communicacion Cellular, S.A., Warrants             30,800            1,602
                                       (a)Econophone, Inc., Warrants                         19,865            1,569
                                       (a)Intelcom Group, Inc., Warrants                     67,617            1,082
                                       (a)Intermedia Communications of Florida,
                                            Inc., Warrants                                   16,300            1,471
                                       (a)KMC Telecom Holdings, Inc., Warrants               23,900               96
                                       (a)Long Distance Direct Holdings, Inc.,
                                            Warrants (expire 04/13/2008)                     16,300               33
                                          MGC Communications                                 97,655            2,027
                                       (a)MetroNet Communications Corp., Warrants
                                            (expire 08/15/2007)                               8,280              679
                                       (a)Primus Telecommunications Group,
                                            08/01/2004                                           13              261
                                       (a)Tele1 Europe BV, Warrants (expire
                                            05/15/2009)                                       6,970              453
                                       (a)Versatel Telecom, Warrants                         17,290            2,161
                                          Viatel, Inc                                        54,205            1,602
                                          ------------------------------------------------------------------------------
                                                                                                              13,786
------------------------------------------------------------------------------------------------------------------------
MEDIA--.1%
CABLE TELEVISION
                                       (a)Diva Systems Corp., Warrants (expire
                                            03/01/2008)                                      42,300              338
                                       (a)Star Choice Communications, Inc.,
                                            Warrants (expire 12/15/2005)                    233,916              561
                                       (a)UIH Australia Pacific, Inc., Warrants              14,150              425
                                          ------------------------------------------------------------------------------
                                                                                                               1,324
------------------------------------------------------------------------------------------------------------------------

MANUFACTURING--.2%
CONTAINERS & PAPER
                                          Gaylord Container Corp.                         1,353,034            9,641
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

ENERGY--0.0%
OIL/GAS TRANSMISSION--0.0%
                                       (a)Empire Gas Corp., Warrants                         31,795                3
                                          ------------------------------------------------------------------------------

OILFIELD
SERVICES/EQUIPMENT--0.0%
                                       (a)Key Energy Services, Inc., Warrants                 7,780              156
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
METALS & MINERALS--0.0%

MISCELLANEOUS
                                       (a)Bar Technologies, Warrants                          9,370              187
                                          ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES
COMMON STOCKS--.6%                                                                  OR PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--0.0%
BUILDING MATERIALS--0.0%               (a)Waxman Industries, Inc., Warrants                 800,453       $       32
                                          ------------------------------------------------------------------------------
HOMEBUILDING--0.0%
                                       (a)Capital Pacific Holdings, Warrants
                                            (expire 12/31/2049)                              54,431               27
                                          ------------------------------------------------------------------------------
                                          COMMON STOCKS TOTAL
                                          (Cost $11,531)                                                      25,157
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
MONEY MARKET INSTRUMENTS--.6%          (b)Repurchase agreement with State Street
                                            Bank and Trust Company, dated 9/30/99,
                                            5.260% due 10/01/1999
                                          (Cost $1,466)                                 $     1,466       $    1,466
                                          ------------------------------------------------------------------------------
                                          Federal National Mortgage Association,
                                            5.200%, 10/01/1999
                                          (Cost $25,000)                                     25,000           25,000
                                          ------------------------------------------------------------------------------
                                          TOTAL MONEY MARKET
                                          INVESTMENTS--.6%
                                          (Cost $26,466)                                     26,466           26,466
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost $4,649,935)                                               $4,177,668
                                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $4,652,674 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $60,695, the gross unrealized depreciation was $535,701 and the net unrealized depreciation on investments was $475,006.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

AS OF SEPTEMBER 30, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investment securities, at value, (cost $4,649,935)              $4,177,668
--------------------------------------------------------------------------
Cash                                                                    37
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   5,730
--------------------------------------------------------------------------
  Interest                                                         112,464
--------------------------------------------------------------------------
  Fund shares sold                                                   4,157
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,300,056
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                              1,402
--------------------------------------------------------------------------
  Fund shares redeemed                                              12,092
--------------------------------------------------------------------------
  Accrued management fee                                             1,685
--------------------------------------------------------------------------
Other accrued expenses                                               3,482
--------------------------------------------------------------------------
    Total liabilities                                               18,661
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,281,395
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income                                  7,390
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                      (472,267)
--------------------------------------------------------------------------
Accumulated net realized loss                                     (193,917)
--------------------------------------------------------------------------
Paid-in capital                                                  4,940,189
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,281,395
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS VALUE
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,945,459 / 407,622 shares outstanding)                          $7.23
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $7.57
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge)
  per share ($1,144,514 / 158,523 shares outstanding)                $7.22
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge)
  per share ($176,339 / 24,365 shares outstanding)                   $7.24
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  ($15,083 / 2,089 shares outstanding)                               $7.22
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends                                                     $   8,668
-------------------------------------------------------------------------
  Interest                                                        539,714
-------------------------------------------------------------------------
                                                                  548,382
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   25,773
-------------------------------------------------------------------------
  Services to shareholders                                         11,647
-------------------------------------------------------------------------
  Trustees' fees and expenses                                         117
-------------------------------------------------------------------------
  Custodian and transfer agent and other related expenses           9,301
-------------------------------------------------------------------------
  Reports to shareholders                                             992
-------------------------------------------------------------------------
  Auditing                                                             93
-------------------------------------------------------------------------
  Legal                                                                27
-------------------------------------------------------------------------
  Registration fees                                                   103
-------------------------------------------------------------------------
  Distribution fees                                                11,359
-------------------------------------------------------------------------
  Other                                                               261
-------------------------------------------------------------------------
  Expenses                                                         59,673
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                             488,709
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------

  Net realized gain (loss) from:
    Investment securities                                        (143,275)
-------------------------------------------------------------------------
    Futures                                                         5,309
-------------------------------------------------------------------------
                                                                 (137,966)
-------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) during the
period on investment securities                                  (123,742)
-------------------------------------------------------------------------
Net gain loss on investment transactions                         (261,708)
-------------------------------------------------------------------------
NET INCREASE DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 227,001
-------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

PERIOD ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income                                         $  488,709              471,713
-----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (137,966)              99,384
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)                      (123,742)            (603,298)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         227,001              (32,201)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income          (483,961)            (477,479)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
transactions                                                      (245,907)             354,640
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (502,867)            (155,040)
-----------------------------------------------------------------------------------------------
Net assets at beginning of year                                  4,784,262            4,939,302
-----------------------------------------------------------------------------------------------
Net assets at end of year                                       $4,281,395            4,784,262
-----------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                             $    7,390                4,903
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND The Kemper High Yield Fund (the "fund"), a diversified series of Kemper High Yield Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the

NOTES TO FINANCIAL STATEMENTS

                             period, the fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through September 30, 1999 the fund incurred approximately $97,478,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             At September 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $90,019,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000) or September 30,
                             2004 ($6,237,000) or September 30, 2007
                             ($37,749,000), the respective expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual

NOTES TO FINANCIAL STATEMENTS

                             basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $25,773,000 for the year ended September 30, 1999, of which $1,685,000 is unpaid.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributions, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $660,000, of which $40,000 was paid by KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $14,462,000, of which $752,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended September 30, 1999 are $11,647,000, of which $1,196,000 is unpaid.
                             Additionally, $39,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $6,567,000 for the year ended September 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $117,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                $3,882,790

                             Proceeds from sales                       4,249,884

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                         1999                                1998
                                                              --------------------------           -------------------------
                                                               SHARES          AMOUNT               SHARES          AMOUNT
                                       -------------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                220,716       $ 1,686,406            175,709       $1,448,862
                                       -------------------------------------------------------------------------------------
                                        Class B                 79,949           609,883             96,842          810,635
                                       -------------------------------------------------------------------------------------
                                        Class C                 24,395           187,139             19,096          163,577
                                       -------------------------------------------------------------------------------------
                                        Class I                  4,011            30,630              8,956           61,720
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 26,427           201,825             25,177          210,714
                                       -------------------------------------------------------------------------------------
                                        Class B                  8,976            68,240              8,726           73,008
                                       -------------------------------------------------------------------------------------
                                        Class C                  1,462            11,187              1,217           10,192
                                       -------------------------------------------------------------------------------------
                                        Class I                    276             2,109                344            3,282
                                       -------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (289,812)       (2,223,310)          (201,412)      (1,666,803)
                                       -------------------------------------------------------------------------------------
                                        Class B                (78,710)         (603,232)           (68,856)        (573,586)
                                       -------------------------------------------------------------------------------------
                                        Class C                (23,782)         (182,866)           (12,712)        (106,155)
                                       -------------------------------------------------------------------------------------
                                        Class I                 (4,409)          (33,918)           (11,152)         (80,801)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 20,032           154,200             23,396          197,625
                                       -------------------------------------------------------------------------------------
                                        Class B                (20,049)         (154,200)           (23,428)        (197,630)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $  (245,907)                         $  354,640
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6     LINE OF CREDIT         The fund and several Kemper funds (the
                             "Participants") shares in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                                      ----------------------------------------------------------
                                                                               CLASS A
                                                      ----------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                      1999          1998        1997         1996         1995
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                    $ 7.68         8.50         8.23         8.01         7.74
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .78         .76           .76          .76          .83
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.46)       (.81)          .31          .23          .20
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         .32        (.05)         1.07          .99         1.03
----------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .77         .77           .80          .77          .76
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $ 7.23        7.68          8.50         8.23         8.01
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            4.11%       (.95)        13.69        13.00        14.10
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------
Expenses                                                 .96%        .89           .88          .88          .90
----------------------------------------------------------------------------------------------------------------
Net investment income                                  10.15%       9.09          9.18         9.45        10.74
----------------------------------------------------------------------------------------------------------------

                                                       -------------------------------------------------------------
                                                                                  CLASS B
                                                       -------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                       1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $7.67          8.49          8.22          8.00          7.73
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .71           .68           .69           .69           .76
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.45)         (.80)          .31           .23           .20
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .26          (.12)         1.00           .92           .96
--------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .71           .70           .73           .70           .69
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $7.22          7.67          8.49          8.22          8.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            3.26%        (1.82)        12.72         12.02         13.09
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Expenses                                                1.78%         1.76          1.76          1.77          1.77
--------------------------------------------------------------------------------------------------------------------
Net investment income                                   9.33%         8.22          8.30          8.56          9.87
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------
                                                          CLASS C
                                           -------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------
                                           1999    1998    1997    1996    1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of year         $7.69    8.52    8.24    8.02    7.75
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .72     .69     .70     .69     .77
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   (.46)   (.82)    .31     .23     .20
--------------------------------------------------------------------------------
Total from investment operations             .26    (.13)   1.01     .92     .97
--------------------------------------------------------------------------------
Less distribution from net investment
income                                       .71     .70     .73     .70     .70
--------------------------------------------------------------------------------
Net asset value, end of year               $7.24    7.69    8.52    8.24    8.02
--------------------------------------------------------------------------------
TOTAL RETURN                                3.30%  (1.89)  12.88   12.06   13.13
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Expenses                                    1.73%   1.71    1.71    1.71    1.71
--------------------------------------------------------------------------------
Net investment income                       9.38%   8.27    8.35    8.62    9.93
--------------------------------------------------------------------------------

                                           -------------------------------------------------
                                                                 CLASS I
                                           -------------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,      DECEMBER 29, 1994
                                           -----------------------------   TO SEPTEMBER 30,
                                            1999    1998   1997    1996       1995
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 7.68  8.50     8.23    8.01          7.55
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .82   .76      .78     .78           .66
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    (.48) (.78)     .31     .23           .39
--------------------------------------------------------------------------------------------
Total from investment operations              .34  (.02)    1.09    1.01          1.05
--------------------------------------------------------------------------------------------
Less distribution from net investment
income                                        .80   .80      .82     .79           .59
--------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.22  7.68     8.50    8.23          8.01
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                4.36% (.66)   13.96   13.32         14.37
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                      .62%  .60      .62     .61           .61
--------------------------------------------------------------------------------------------
Net investment income                       10.49% 9.38     9.44    9.72         10.70
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,
                                           ----------------------------------------------------------
                                              1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $4,281,395   4,784,262   4,939,302   4,096,939   3,527,954
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                            67%         92          91         102          99
-----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1999 and September 30, 1998.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH YIELD FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund as of September 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 16, 1999

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    HARRY E. RESIS, JR.
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
DONALD L. DUNAWAY                                                   MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                                   CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           MICHAEL A. MCNAMARA               Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           ROBERT C. PECK, JR.
                                  Vice President
CORNELIA SMALL
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 219557
                                    Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606
                                    www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYF - 2 (11/23/99) 1094300